Financial Instruments (Tables)	12 Months Ended
Mar. 31, 2024
Receivables [Abstract]
Loans and Other Receivables Carried at Amortized Cost
Loans and other receivables carried at amortized cost is as follows:

	As of March 31,
(in millions)	2024	2023
Loans and other receivables carried at amortized cost
Loans receivable	$26	$25
Other receivables	12	18
Allowance for current expected credit losses	(19)	(22)
Loans and other receivables carried at amortized cost, net	$19	$21